                                                                    EXHIBIT 99.1


    BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

    Distribution Date of:      15-Jun-00   For the Monthly Period Ending:     31-May-00  Days in Interest Period (30/360) 30
    Determined as of:           9-Jun-00   Monthly Period                           67  Days in Interest Period (Act/360) 31
               Beginning                         Total Trust       Investor Interest       Series  1995-A     Series  1995-B
    -------------------------------          ----------------      -----------------       --------------     --------------
    Pool Balance (Principal)                 3,958,483,900.87
    Finance Charges O/S                        149,079,276.24
    Excess Funding Account                               0.00

    Initial Invested Amount                                         3,860,000,000.00       380,000,000.00     380,000,000.00
    Invested Amount                                                 3,690,000,000.00       380,000,000.00     380,000,000.00
    Class A Invested Amount                                                                357,200,000.00     357,200,000.00
    Class B Invested Amount                                                                 22,800,000.00      22,800,000.00

    Principal Funding Account                                         416,733,333.33       297,666,666.67     119,066,666.67

    Adjusted Invested Amount                                        3,273,266,666.67        82,333,333.33     260,933,333.33
    Class A Adjusted Invested Amt                                                           59,533,333.33     238,133,333.33
    Class B Adjusted Invested Amt                                                           22,800,000.00      22,800,000.00
    Enhancement Invested Amount                                                 0.00                 0.00               0.00

    Principal Allocation Pct                          100.00%                 93.22%                9.60%              9.60%
    Principal Collections                      446,832,235.76         416,525,869.81        42,894,263.02      42,894,263.02

    Floating Allocation Pct                           100.00%                 85.70%                3.58%              8.10%
    Finance Charge Collections                  73,676,301.11          63,138,963.91         2,640,458.19       5,964,606.46
    Defaulted Amount                            38,812,214.68          33,261,211.34         1,390,976.86       3,142,117.38

    Interchange Collections                     10,011,028.00           8,579,230.04           358,781.60         810,462.00
    Servicer Interchange                                                3,806,698.26           358,781.60         395,833.33

    Shared Principal Collections                                      359,465,460.87                 0.00               0.00


                 Ending                          Total Trust       Investor Interest       Series  1995-A     Series  1995-B
    -------------------------------          ----------------      -----------------       --------------     --------------
    Pool Balance (Principal)                 3,964,059,975.81
    Finance Charges O/S                        146,168,885.63
    Excess Funding Account                               0.00

    Initial Invested Amount                                         3,860,000,000.00       380,000,000.00     380,000,000.00
    Invested Amount                                                 3,332,800,000.00        22,800,000.00     380,000,000.00
    Class A Invested Amount                                                                          0.00     357,200,000.00
    Class B Invested Amount                                                                 22,800,000.00      22,800,000.00

    Principal Funding Account                                         178,600,000.00                 0.00     178,600,000.00

    Partial Amortization Amount                                                 0.00                 0.00               0.00

    Adjusted Invested Amount                                        3,154,200,000.00        22,800,000.00     201,400,000.00
    Class A Adjusted Invested Amt                                                                    0.00     178,600,000.00
    Class B Adjusted Invested Amt                                                           22,800,000.00      22,800,000.00
    Enhancement Invested Amount                                                 0.00                 0.00               0.00

    Principal Allocation Pct                          100.00%                 93.09%                9.59%              9.59%
    Floating Allocation Pct                           100.00%                 82.57%                2.08%              6.58%



    BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

    Distribution Date of:      15-Jun-00   For the Monthly Period Ending:     31-May-00  Days in Interest Period (30/360)       30
    Determined as of:           9-Jun-00   Monthly Period                           67  Days in Interest Period (Act/360)       31

               Beginning                             Series  1996-A       Series  1997-1      Series  1997-2
    -------------------------------                  --------------       --------------      --------------
    Pool Balance (Principal)
    Finance Charges O/S
    Excess Funding Account

    Initial Invested Amount                          500,000,000.00     1,700,000,000.00      900,000,000.00
    Invested Amount                                  500,000,000.00     1,530,000,000.00      900,000,000.00
    Class A Invested Amount                          465,000,000.00     1,530,000,000.00      900,000,000.00
    Class B Invested Amount                           35,000,000.00                 0.00                0.00

    Principal Funding Account                                  0.00                 0.00                0.00

    Adjusted Invested Amount                         500,000,000.00     1,530,000,000.00      900,000,000.00
    Class A Adjusted Invested Amt                    465,000,000.00     1,530,000,000.00      900,000,000.00
    Class B Adjusted Invested Amt                     35,000,000.00                 0.00                0.00
    Enhancement Invested Amount                                0.00                 0.00                0.00

    Principal Allocation Pct                                 12.63%               38.65%              22.74%
    Principal Collections                             56,439,819.76       172,705,848.46      101,591,675.56

    Floating Allocation Pct                                  12.63%               38.65%              22.74%
    Finance Charge Collections                         9,306,126.15        28,476,746.03       16,751,027.08
    Defaulted Amount                                   4,902,409.06        15,001,371.72        8,824,336.31

    Interchange Collections                            1,264,502.81         3,869,378.59        2,276,105.05
    Servicer Interchange                                 520,833.33         1,593,750.00          937,500.00

    Shared Principal Collections                      61,342,228.82       187,707,220.18      110,416,011.87


                 Ending                              Series  1996-A       Series  1997-1      Series  1997-2
    -------------------------------                  --------------       --------------      --------------
    Pool Balance (Principal)
    Finance Charges O/S
    Excess Funding Account

    Initial Invested Amount                          500,000,000.00     1,700,000,000.00      900,000,000.00
    Invested Amount                                  500,000,000.00     1,530,000,000.00      900,000,000.00
    Class A Invested Amount                          465,000,000.00     1,530,000,000.00      900,000,000.00
    Class B Invested Amount                           35,000,000.00                 0.00                0.00

    Principal Funding Account                                  0.00                 0.00                0.00

    Partial Amortization Amount                                0.00                 0.00                0.00

    Adjusted Invested Amount                         500,000,000.00     1,530,000,000.00      900,000,000.00
    Class A Adjusted Invested Amt                    465,000,000.00     1,530,000,000.00      900,000,000.00
    Class B Adjusted Invested Amt                     35,000,000.00                 0.00                0.00
    Enhancement Invested Amount                                0.00                 0.00                0.00

    Principal Allocation Pct                                 12.61%               38.60%              22.70%
    Floating Allocation Pct                                  12.61%               38.60%              22.70%


    *Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.


    BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

    Distribution Date of:        15-Jun-00   For the Monthly Period Ending:       31-May-00  Days in Interest Period (30/360)    30
    Determined as of:             9-Jun-00   Monthly Period                              67  Days in Interest Period (Act/360)   31

    Minimum Balance Requirement
    ---------------------------                                     Gross Balances of
    Trust Initial Invested Amount             3,860,000,000.00      Accounts Delinquent:                    (%)          ($)
                                                                    --------------------                   -----    --------------
    Trust PFA                                   416,733,333.33         30 - 59 days                        1.75%     71,896,069.42
    Ending Portfolio Principal Balance        3,964,059,975.81         60 - 89 days                        1.12%     46,098,300.64
                                                                       90 days +                           2.34%     96,274,027.29
    Beginning Excess Funding Acct Bal                     0.00         Total 30 days +                     5.21%    214,268,397.35
    Required Excess Funding Account Deposit               0.00
    Excess Funding Account Withdrawal                     0.00

    Seller's Participation Amt (w/o EFA)        690,793,309.14      Gross Credit Losses                   12.17%     40,133,836.05
    Required Seller's Interest                  198,202,998.79      Net Credit Losses                     11.77%     38,812,214.68
    Required Excess Funding Account Balance               0.00      Discount Option Receivables                                  0
    Seller's Participation Amount               690,793,309.14      Discount Percentage                                      0.00%
    Seller's Interest Percentage                        17.43%      Finance  Charge  Billed - pool                   53,603,266.31
                                                                    Fees  Billed - pool                              10,443,200.25
    Fraud Losses reassigned to the Seller                 0.00      Interest Earned on Collection Account             2,415,620.63
                                                                    Required Principal Balance                    3,860,000,000.00
                                                                    EFA + Receivables + PFA                       4,380,793,309.14